METROPOLITAN SERIES FUND

SUPPLEMENT DATED JUNE 20, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012, AS AMENDED JUNE 6, 2012

BLACKROCK DIVERSIFIED PORTFOLIO and BLACKROCK LARGE CAP VALUE PORTFOLIO

In the section entitled “Portfolio Managers,” the information pertaining to BlackRock Diversified Portfolio and BlackRock Large Cap Value Portfolio (the “Portfolios”) is amended to delete all references to Robert C. Doll, Jr. and Daniel Hanson. Moreover, the following information is added for Chris Leavy, one of the portfolio managers of the Portfolios:

BlackRock Diversified Portfolio and BlackRock Large Cap Value Portfolio

Other Accounts Managed as of June 11, 2012:

Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Chris Leavy, BlackRock Diversified Portfolio BlackRock Large Cap Value Portfolio	Registered investment companies	27	$10,930,000,000	0	N/A
	Other pooled investment vehicles	11	$2,810,000,000	1	$116,100,000
	Other accounts	10	$1,540,000,000	0	N/A

In addition, as of June 11, 2012, Mr. Leavy beneficially owned no equity securities of any Portfolio for which he served as portfolio manager.